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                                                                   EXHIBIT 10.38


                         WAIVER AND SECOND AMENDMENT TO
                       AMENDED AND RESTATED LOAN AGREEMENT

         THIS WAIVER AND SECOND AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT (this "AMENDMENT") is dated for reference purposes only as of May 31, 2002, by and between American National Bank and Trust Company of Chicago, a national banking association ("BANK"), and SPSS Inc., a Delaware corporation ("BORROWER").

                                    RECITALS:

         A. Bank has made loans and certain other financial accommodations to Borrower pursuant to the terms of that certain Amended and Restated Loan Agreement dated as of June 1, 2000, as amended by First Amendment to Amended and Restated Loan Agreement dated as of January 26, 2001 (collectively, the "EXISTING LOAN AGREEMENT").

         B. Borrower has failed to satisfy the requirements of Sections 6.1(a) and 6.1(c) of the Existing Loan Agreement for the fiscal quarters ending December 31, 2001 and March 31, 2002 (the "EXISTING DEFAULTS"), and Borrower has requested that Bank waive the Existing Defaults.

         C. Pursuant to the Existing Loan Agreement, Bank has agreed to make a Revolving B Loan to Borrower, which loan has been paid in full.

         D. Bank has agreed to waive the Existing Defaults on the condition that
(i) Borrower secure the full payment and performance of all existing and future Borrower's Liabilities by granting to Bank a first priority collateral security interest in all of Borrower's assets, (ii) amend certain provisions of the Existing Loan Agreement as provided in this Amendment, (iii) provide for the termination of Revolving Loan B, and (iv) comply with all other terms and conditions of this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Incorporation of Recitals. Borrower hereby represents and warrants to Bank that the foregoing Recitals are (a) true and accurate, (b) an integral part of this Amendment and (c) hereby incorporated into this Amendment and made a part hereof. All terms capitalized but not expressly defined herein shall, for purposes hereof, have the respective meanings set forth in the Existing Loan Agreement.

         2. Amendments to Existing Loan Agreement.

         (a) Section 1.1 of the Existing Loan Agreement is hereby amended by adding the following definitions in appropriate alphabetical order:

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         "ACCOUNT DEBTOR": ANY PERSON WHO IS AND/OR MAY BECOME OBLIGATED TO
         BORROWER UNDER OR ON ACCOUNT OF ACCOUNTS.

         "ACCOUNTS": ALL "ACCOUNTS" (AS SUCH TERM IS DEFINED IN THE UCC), OF BORROWER, INCLUDING ALL ACCOUNTS, ACCOUNTS RECEIVABLE, CHATTEL PAPER AND CONTRACT RIGHTS OWING TO BORROWER INCLUDING, WITHOUT LIMITATION, RIGHTS, LETTERS OF CREDIT, NOTES, INSTRUMENTS AND DOCUMENTS, WHICH SHALL INCLUDE, WITHOUT LIMITATION, AMOUNTS DUE OR TO BECOME DUE IN THE FUTURE.

         "BORROWING BASE CERTIFICATE": SHALL HAVE THE MEANING ASCRIBED TO THIS TERM IN SECTION 6.2(c) HEREIN.

         "ELIGIBLE ACCOUNTS": THOSE ACCOUNTS INCLUDED IN A BORROWING BASE CERTIFICATE WHICH, AS OF THE DATE OF SUCH BORROWING BASE CERTIFICATE AND AT ALL TIMES THEREAFTER, ARE DETERMINED BY BANK, IN ITS SOLE DISCRETION TO BE ELIGIBLE ACCOUNTS AND (i) ARE NOT EXCLUDED FROM ELIGIBILITY IN ACCORDANCE WITH THE PROVISIONS OF SECTION 2.14 AND (ii) SATISFY THE AFFIRMATIVE COVENANTS, WARRANTIES AND OTHER PROVISIONS OF THIS AGREEMENT AND DO NOT VIOLATE THE NEGATIVE COVENANTS AND OTHER PROVISIONS OF THIS AGREEMENT.

         "LOAN AVAILABILITY": THE SUM OF: (i) UP TO EIGHTY PERCENT (80%) OF ELIGIBLE ACCOUNTS; MINUS (ii) SUCH RESERVES AS BANK, IN ITS COMMERCIALLY REASONABLE BUSINESS JUDGMENT, ELECTS TO ESTABLISH FROM TIME TO TIME.


         (b) Section 1.1 of the Existing Loan Agreement is hereby amended by deleting the definition of "Maximum Principal Amount" and substituting the following therefore:

         "MAXIMUM PRINCIPAL AMOUNT" HAS THE MEANING GIVEN TO SUCH TERM IN
         SECTION 2.1(a).

         (c) Section 2.1(a) of the Existing Loan Agreement is hereby amended in its entirety to read as follows:

         (a) REVOLVING LOANS. SUBJECT TO THE TERMS AND CONDITIONS HEREOF, BANK SHALL MAKE AVAILABLE TO BORROWER REVOLVING LOANS FROM TIME TO TIME IN AN AGGREGATE PRINCIPAL AMOUNT NOT TO EXCEED, AT ANY TIME OUTSTANDING, THE LESSER OF (i) TWENTY MILLION DOLLARS ($20,000,000), MINUS LETTER OF CREDIT USAGE, AND (ii) LOAN AVAILABILITY, MINUS LETTER OF CREDIT USAGE (THE "MAXIMUM PRINCIPAL AMOUNT"). THE LOANS SHALL BE FURTHER EVIDENCED BY THE REVOLVING A LOANS NOTE. THE LOANS SHALL BE FUNDED AND INTEREST SHALL ACCRUE AND BE PAID THEREON IN ACCORDANCE WITH THIS ARTICLE 2. THE ENTIRE UNPAID PRINCIPAL BALANCE PLUS ACCRUED BUT UNPAID INTEREST ON THE LOANS IS DUE AND PAYABLE ON THE REVOLVING A LOANS MATURITY DATE.

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         (d) Section 2.1(b) of the Existing Loan Agreement is hereby amended in its entirety to read as follows:

         (b) LETTERS OF CREDIT. IN ADDITION TO THE LOAN MADE PURSUANT TO SECTION 2.1(a), BORROWER MAY REQUEST, IN ACCORDANCE WITH THE PROVISIONS OF
         ARTICLE 4, FROM TIME TO TIME AND AT ANY TIME PRIOR TO THE REVOLVING LOANS A MATURITY DATE, THAT BANK ISSUE LETTERS OF CREDIT FOR THE ACCOUNT OF AND ON BEHALF OF BORROWER FOR BORROWER'S WORKING CAPITAL AND GENERAL CORPORATE PURPOSES. SUBJECT TO THE TERMS AND CONDITIONS OF THIS AGREEMENT AND IN RELIANCE UPON THE REPRESENTATIONS AND WARRANTIES OF BORROWER HEREIN SET FORTH, BANK SHALL ISSUE SUCH LETTERS OF CREDIT IN ACCORDANCE WITH THE PROVISIONS OF SECTION 4; PROVIDED THAT BORROWER SHALL NOT REQUEST THAT BANK ISSUE (AND BANK SHALL NOT ISSUE): (i) ANY LETTER OF CREDIT IF, AFTER GIVING EFFECT TO SUCH ISSUANCE, THE OUTSTANDING PRINCIPAL BALANCE OF THE LOAN PLUS THE LETTER OF CREDIT USAGE WOULD EXCEED THE MAXIMUM PRINCIPAL AMOUNT; AND (ii) ANY LETTER OF CREDIT HAVING AN EXPIRATION DATE LATER THAN NOVEMBER 30, 2003, PROVIDED THAT BANK MAY AGREE THAT A LETTER OF CREDIT WILL AUTOMATICALLY BE EXTENDED FOR ONE OR MORE SUCCESSIVE PERIODS.

         (e) Section 2.2 of the Existing Loan Agreement is hereby amended in its entirety to read as follows:

         2.2 MAXIMUM PRINCIPAL AMOUNT. IN THE EVENT THAT THE OUTSTANDING PRINCIPAL BALANCE OF THE LOAN PLUS THE LETTER OF CREDIT USAGE EXCEEDS THE MAXIMUM PRINCIPAL AMOUNT AT ANY TIME, BORROWER SHALL PAY THE AMOUNT OF SUCH EXCESS TO BANK, WITHOUT NOTICE OR DEMAND, AND ANY AMOUNT NOT SO PAID SHALL BEAR INTEREST AT THE DEFAULT RATE UNTIL PAID. BORROWER'S OBLIGATION TO PAY PRINCIPAL PURSUANT TO THIS SECTION 2.2 SHALL INCLUDE (BUT NOT BE LIMITED TO) AN OBLIGATION TO PAY PRINCIPAL IN AN AMOUNT REQUIRED TO REDUCE THE OUTSTANDING PRINCIPAL BALANCE OF THE LOAN PLUS THE LETTER OF CREDIT USAGE TO AN AMOUNT EQUAL TO OR LESS THAN THE MAXIMUM PRINCIPAL AMOUNT AT ALL TIMES. THIS IS AN ABSOLUTE OBLIGATION TO PAY TO BANK THE AMOUNT OF THE UNPAID PRINCIPAL BALANCE OF THE LOAN PLUS THE LETTER OF CREDIT USAGE IN EXCESS OF SAID MAXIMUM PRINCIPAL AMOUNT, REGARDLESS OF THE CAUSE OF SUCH EXCESS.

         (f) Section 2.5(a) of the Existing Loan Agreement is hereby amended in its entirety to read as follows:

         (a) BORROWER SHALL REQUEST AN ADVANCE OF LOAN PROCEEDS BY TELECOPY OR TELEPHONIC NOTICE (CONFIRMED IN WRITING IF REQUESTED BY BANK), NOT LATER THAN 11:00 A.M. CHICAGO TIME: (i) AT LEAST TWO (2) BUSINESS DAYS BEFORE A PROPOSED EURODOLLAR ADVANCE AND (ii) ON THE DAY OF A PROPOSED PRIME RATE ADVANCE. EACH BORROWING REQUEST SHALL BE IRREVOCABLE, SHALL (TO THE EXTENT REQUESTED BY BANK) BE ACCOMPANIED BY A DULY COMPLETED BORROWING BASE

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         CERTIFICATE, AND SHALL SPECIFY: (w) THE NUMBER AND LOCATION OF THE
         ACCOUNT TO WHICH FUNDS ARE TO BE DISBURSED; (x) THE DATE SUCH ADVANCE IS TO BE MADE (WHICH SHALL BE A BUSINESS DAY); (y) THE AMOUNT OF SUCH ADVANCE; AND (z) IF APPLICABLE, THE INFORMATION REQUIRED TO ELECT THAT SUCH ADVANCE BE A EURODOLLAR ADVANCE, IN COMPLIANCE WITH THE PROVISIONS OF SECTIONS 2.10 AND 2.11.

         (g) New Sections 2.14, 2.15, 2.16, 2.17 and 2.18 are hereby added to the Existing Loan Agreement as follows:

         2.14 ELIGIBLE ACCOUNTS. UPON DELIVERY OF A BORROWING BASE CERTIFICATE, BANK SHALL DETERMINE, IN ITS SOLE AND ABSOLUTE DISCRETION AND IN THE EXERCISE OF GOOD FAITH, WHICH INDIVIDUAL ACCOUNTS LISTED THEREON ARE ELIGIBLE ACCOUNTS. IN MAKING SUCH DETERMINATION, IT IS ACKNOWLEDGED BY BORROWER THAT THE FOLLOWING ACCOUNTS WILL NOT BE DEEMED TO BE ELIGIBLE ACCOUNTS; PROVIDED THAT NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT BANK'S DISCRETION TO CONSIDERATION OF THE FOLLOWING FACTORS:


         (a) ACCOUNTS WHICH ARE NOT GENUINE IN ALL RESPECTS OR DO NOT ARISE IN THE ORDINARY COURSE FROM THE SALE OF GOODS IN ACCORDANCE WITH THE ACCOUNT DEBTOR'S SPECIFICATIONS;

         (b) ACCOUNTS WHICH ARE NOT THE VALID, UNCONDITIONAL, LEGALLY BINDING AND ENFORCEABLE OBLIGATIONS OF THE APPLICABLE ACCOUNT DEBTOR;

         (c) ACCOUNTS WHICH REMAIN UNPAID MORE THAN NINETY (90) DAYS FROM THE ORIGINAL INVOICE DATE OR THE SUCH GOODS ARE SHIPPED;

         (d)  ACCOUNTS PAYABLE IN CURRENCIES OTHER THAN THE UNITED STATES;

         (e) ACCOUNTS WITH RESPECT TO WHICH THE ACCOUNT DEBTOR IS THE BORROWER, IS AN AFFILIATE, DIRECTOR, OFFICER, EMPLOYEE OR AGENT OF THE BORROWER, OR IS A PARENT, A SUBSIDIARY OR AN AFFILIATE OF THE BORROWER;

         (f) ACCOUNTS WITH RESPECT TO WHICH PAYMENT BY THE ACCOUNT DEBTOR IS OR MAY BE CONDITIONAL AND ACCOUNTS COMMONLY KNOWN AS BILL AND HOLD OR ACCOUNTS OF A SIMILAR OR LIKE ARRANGEMENT;

         (g) ACCOUNTS OWING BY A SINGLE ACCOUNT DEBTOR OR ITS AFFILIATE (IF SUCH AFFILIATE IS KNOWN BY BORROWER TO BE AN AFFILIATE OF SUCH ACCOUNT DEBTOR), INCLUDING A CURRENTLY SCHEDULED ACCOUNT, IF TWENTY-FIVE PERCENT (25%) OR MORE OF THE BALANCE OWING BY SAID ACCOUNT DEBTOR OR ITS AFFILIATE UPON ACCOUNTS REMAINS UNPAID MORE THAN NINETY (90) DAYS AFTER INVOICE DATE;

         (h) ACCOUNTS WITH RESPECT TO WHICH THE ACCOUNT DEBTOR IS NOT A RESIDENT OR CITIZEN OF OR OTHERWISE LOCATED IN THE CONTINENTAL UNITED STATES OF

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              AMERICA, OR WITH RESPECT TO WHICH THE ACCOUNT DEBTOR IS NOT
              SUBJECT TO SERVICE OF PROCESS IN THE CONTINENTAL UNITED STATES OF AMERICA UNLESS PAYMENT OF SUCH ACCOUNT IS SECURED BY A LETTER OF CREDIT REASONABLY ACCEPTABLE AND ASSIGNED TO BANK;

         (i) ACCOUNTS WITH RESPECT TO WHICH THE ACCOUNT DEBTOR IS THE UNITED STATES OF AMERICA, ANY STATE, COUNTY, CITY, MUNICIPAL AND/OR OTHER GOVERNMENTAL BODY, OR ANY DEPARTMENT, AGENCY OR INSTRUMENTALITY THEREOF;

         (j) ACCOUNTS WITH RESPECT TO WHICH BORROWER IS OR MAY BECOME LIABLE TO THE ACCOUNT DEBTOR FOR GOODS SOLD OR SERVICES RENDERED BY SUCH ACCOUNT DEBTOR TO BORROWER OR FOR WHICH ANY ACCOUNT DEBTOR SHALL OTHERWISE HAVE ANY RIGHT OF OFFSET OR COUNTERCLAIM OR ANY DEFENSE TO LIABILITY THEREUNDER (BUT ONLY TO THE AMOUNT OF SUCH OFFSET OR CLAIM) UNLESS THE ACCOUNT DEBTOR EXECUTES AND DELIVERS A "NO-OFFSET" LETTER IN FORM AND SUBSTANCE ACCEPTABLE TO BANK;

         (k) ACCOUNTS WITH RESPECT TO WHICH THE GOODS GIVING RISE THERETO HAVE NOT BEEN SHIPPED AND DELIVERED TO OR HAVE BEEN AFFIRMATIVELY REJECTED AS UNSATISFACTORY BY THE ACCOUNT DEBTOR THEREOF OR WITH RESPECT TO WHICH THE SERVICES PERFORMED GIVING RISE THERETO HAVE NOT BEEN COMPLETED AND ACCEPTED AS SATISFACTORY BY THE ACCOUNT DEBTOR THEREOF;

         (l) ACCOUNTS WITH RESPECT TO WHICH POSSESSION AND/OR CONTROL OF THE GOODS SOLD GIVING RISE THERETO IS HELD, MAINTAINED OR RETAINED BY BORROWER (OR BY ANY AGENT OR CUSTODIAN OF BORROWER) FOR THE ACCOUNT OF OR SUBJECT TO FURTHER AND/OR FUTURE DIRECTION FROM THE ACCOUNT DEBTOR THEREOF;

         (m) ACCOUNTS AS TO WHICH BANK, AT ANY TIME OR TIMES HEREAFTER, REASONABLY DETERMINES THAT THE PROSPECT OF PAYMENT OR PERFORMANCE BY THE ACCOUNT DEBTOR IS OR WILL BE MATERIALLY IMPAIRED;

         (n) ACCOUNTS WITH RESPECT TO WHICH THE STATE IN WHICH THE ACCOUNT DEBTOR THEREOF IS LOCATED REQUIRES BORROWER, AS A CONDITION PRECEDENT TO COMMENCING LITIGATION IN SUCH STATE, TO EITHER (i) OBTAIN A CERTIFICATE OF QUALIFICATION TO DO BUSINESS IN SUCH STATE OR (ii) FILE A NOTICE OF BUSINESS ACTIVITY IN SUCH STATE, UNLESS
              (A) BORROWER HAS TAKEN ALL SUCH REQUIRED ACTIONS, (B) SUCH FAILURE MAY, IN THE BANK'S DISCRETION, BE CURED RETROACTIVELY OR (C) IN BANK'S DISCRETION, BORROWER IS EXEMPT FROM SUCH REQUIREMENTS;

         (o) ACCOUNTS WITH RESPECT TO WHICH BANK'S SECURITY INTEREST IS SUBORDINATE TO ANY LIEN, OTHER THAN A PERMITTED LIEN;

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         (p)  ACCOUNTS ORIGINATED FROM ANY BUSINESS OR PRODUCT LINE ACQUIRED BY
              BORROWER ON OR AFTER MAY 31, 2002, UNLESS BANK HAS GIVEN ITS PRIOR CONSENT TO THE INCLUSION OF SUCH ACCOUNTS AS ELIGIBLE ACCOUNTS; AND

         (q) ACCOUNTS OWING FROM ANY ACCOUNT DEBTOR WHICH IS INSOLVENT OR THE SUBJECT OF ANY INSOLVENCY OR BANKRUPTCY PROCEEDINGS.

         2.15 NOTICE OF INELIGIBILITY OF ACCOUNTS, OTHER REQUIRED NOTICES. BORROWER, IMMEDIATELY UPON LEARNING THEREOF, SHALL NOTIFY BANK THAT AN ACCOUNT IS NO LONGER AN ELIGIBLE ACCOUNT AS A RESULT OF THE CRITERIA SET FORTH IN SECTION 2.14(a) THROUGH AND INCLUDING (r). IF, AS A RESULT OF SUCH ACCOUNT HAVING BECOME INELIGIBLE, THE AMOUNT OF BORROWER'S LIABILITIES EXCEEDS THE MAXIMUM PRINCIPAL AMOUNT SET FORTH IN SECTION 2.1, BORROWER SHALL IMMEDIATELY PAY TO BANK AN AMOUNT OF MONEY EQUAL TO THE MONIES THERETOFORE ADVANCED BY BANK TO BORROWER UPON SUCH ACCOUNT THAT IS NO LONGER AN ELIGIBLE ACCOUNT AND BANK SHALL APPLY SUCH PAYMENT TO AND ON ACCOUNT OF THE BORROWER'S LIABILITIES. BORROWER SHALL: (a) PROMPTLY UPON LEARNING THEREOF, INFORM BANK, IN WRITING, OF ANY MATERIAL DELAY IN BORROWER'S PERFORMANCE OF ANY OF ITS OBLIGATIONS TO ANY ACCOUNT DEBTOR AND OF ANY ASSERTION OF ANY CLAIMS, OFFSETS OR COUNTERCLAIMS BY ANY ACCOUNT DEBTOR AND OF ANY ALLOWANCES, CREDITS AND/OR OTHER MONIES GRANTED BY BORROWER TO ANY ACCOUNT DEBTOR; (b) NOT PERMIT OR AGREE TO ANY EXTENSION, COMPROMISE OR SETTLEMENT OR MAKE ANY CHANGE OR MODIFICATION OF ANY KIND OR NATURE TO ANY, INCLUDING ANY OF THE TERMS RELATING THERETO OTHER THAN IN THE ORDINARY COURSE OF BUSINESS, OR AS OTHERWISE AGREED TO BY BANK FROM TIME TO TIME; (c) PROMPTLY UPON BORROWER'S RECEIPT OR LEARNING THEREOF, FURNISH TO AND INFORM BANK OF ALL MATERIAL ADVERSE INFORMATION RELATING TO THE FINANCIAL CONDITION OF ANY ACCOUNT DEBTOR; AND (d) KEEP ALL GOODS RETURNED BY AN ACCOUNT DEBTOR IN A MATERIAL AMOUNT AND ALL GOODS REPOSSESSED OR STOPPED IN TRANSIT BY BORROWER IN A MATERIAL AMOUNT FROM ANY ACCOUNT DEBTOR SEGREGATED FROM ANY OTHER PROPERTY OF THE BORROWER, IMMEDIATELY NOTIFY BANK OF BORROWER'S POSSESSION OF SUCH GOODS AND HOLD THE SAME AS TRUSTEE FOR BANK UNTIL OTHERWISE DIRECTED BY BANK.

         2.16 REPRESENTATIONS AND WARRANTIES SPECIFICALLY RELATING TO ACCOUNTS. BORROWER WARRANTS AND REPRESENTS TO BANK ON EACH DATE THAT A BORROWING BASE CERTIFICATE IS DELIVERED TO BANK THAT, AS OF SUCH DATE:

              (a) THE ACCOUNTS LISTED THEREIN AS ELIGIBLE ACCOUNTS ARE GENUINE, ARE IN ALL RESPECTS WHAT THEY PURPORT TO BE, ARE NOT REDUCED TO A JUDGMENT AND, IF EVIDENCED BY ANY INSTRUMENT OR ITEM OF CHATTEL PAPER, ARE EVIDENCED BY ONLY ONE EXECUTED ORIGINAL INSTRUMENT OR ITEM OF CHATTEL PAPER, AND, SUCH ORIGINAL HAS BEEN ENDORSED AND DELIVERED TO BANK;

              (b) THE ACCOUNTS LISTED THEREIN AS ELIGIBLE ACCOUNTS REPRESENT BONA FIDE TRANSACTIONS COMPLETED IN ACCORDANCE WITH THE TERMS AND

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              PROVISIONS CONTAINED IN THE INVOICES AND OTHER DOCUMENTS, IF ANY,
              DELIVERED TO BANK WITH RESPECT THERETO;

              (c) THE AMOUNTS OF THE ACCOUNTS LISTED THEREIN AS ELIGIBLE ACCOUNTS ARE ACTUALLY AND ABSOLUTELY OWING TO THE BORROWER AND ARE NOT CONTINGENT FOR ANY REASON;

              (d) NO PAYMENTS HAVE BEEN MADE ON THE ACCOUNTS LISTED THEREON AS ELIGIBLE ACCOUNTS;

              (e) THERE ARE NO SETOFFS, COUNTERCLAIMS OR DISPUTES EXISTING, OR TO THE BEST OF BORROWER'S KNOWLEDGE, ASSERTED WITH RESPECT TO ANY ACCOUNTS LISTED THEREON AS AN ELIGIBLE ACCOUNT AND BORROWER HAS MADE ANY AGREEMENT WITH ANY ACCOUNT DEBTOR THEREOF FOR ANY DEDUCTION THEREFROM EXCEPT A REGULAR DISCOUNT ALLOWED BY THE BORROWER IN THE ORDINARY COURSE OF ITS BUSINESS;

              (f) TO THE BEST OF BORROWER'S KNOWLEDGE, THERE ARE NO FACTS, EVENTS OR OCCURRENCES WHICH IN ANY WAY IMPAIR THE VALIDITY OR ENFORCEABILITY OF THE ACCOUNTS LISTED THEREON AS ELIGIBLE ACCOUNTS;

              (g) TO THE BEST OF BORROWER'S KNOWLEDGE, ALL ACCOUNT DEBTORS OF THE ACCOUNTS LISTED THEREON AS ELIGIBLE ACCOUNTS ARE SOLVENT AND HAD THE CAPACITY TO CONTRACT AT THE TIME ANY CONTRACT OR OTHER DOCUMENT, IF ANY, GIVING RISE TO OR EVIDENCING THE ACCOUNTS WAS EXECUTED AND THERE ARE NO PROCEEDINGS OR ACTIONS WHICH ARE THREATENED OR PENDING AGAINST ANY SUCH ACCOUNT DEBTOR WHICH COULD REASONABLY BE EXPECTED TO RESULT IN ANY MATERIAL ADVERSE CHANGE IN ITS FINANCIAL CONDITION; AND

              (h) THE ACCOUNTS LISTED THEREIN AS ELIGIBLE ACCOUNTS MEET ALL CRITERIA FOR ELIGIBILITY AS SET FORTH IN THIS SECTION 2.15 AND ARE NOT INELIGIBLE ACCOUNTS IN ACCORDANCE WITH THE PROVISIONS OF THIS
              SECTION 2.15.

         2.17 VERIFICATION OF ACCOUNTS. BANK'S NOMINEE, TOGETHER WITH ANY OF BANK'S OFFICERS, EMPLOYEES OR AGENTS SHALL HAVE THE RIGHT, AT ANY TIME OR TIMES AFTER THE OCCURRENCE OF AN EVENT OF DEFAULT, IN THE NAME OF A NOMINEE OF BANK, TO VERIFY THE VALIDITY, AMOUNT OR ANY OTHER MATTER RELATING TO ANY ACCOUNTS BY MAIL, TELEPHONE, TELEGRAPH OR OTHERWISE. ALL REASONABLE COSTS, FEES AND EXPENSES RELATING THERETO INCURRED BY BANK (OR FOR WHICH BANK BECOMES OBLIGATED), INCLUDING THE COSTS OF RETAINING BANK'S NOMINEE, SHALL BE DEEMED TO BE COSTS, PAYABLE IN ACCORDANCE WITH THE TERMS OF SECTION 9.2.

         2.18 AUDIT RECORDS. IN ADDITION TO THE RIGHT TO INSPECT SET FORTH HEREIN, BANK (BY ANY OF ITS OFFICERS, ACCOUNTANTS, EMPLOYEES AND/OR AGENTS) SHALL HAVE THE RIGHT, AT ANY TIME TO TIMES DURING BORROWER'S USUAL BUSINESS

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         HOURS, AFTER NOT LESS THAN TWO (2) BUSINESS DAYS' PRIOR NOTICE DURING
         NORMAL BUSINESS HOURS (UNLESS AN EVENT OF DEFAULT OR UNMATURED DEFAULT THEN EXISTS, IN WHICH EVENT NO NOTICE SHALL BE REQUIRED), TO AUDIT THE BOOKS AND RECORDS OF BORROWER AND EACH SUBSIDIARY OF BORROWER. ALL REASONABLE COSTS, FEES AND EXPENSES INCURRED BY BANK, OR FOR WHICH BANK BECOMES OBLIGATED, IN CONNECTION WITH SUCH INSPECTION, VERIFICATION OR AUDIT SHALL CONSTITUTE COSTS, PAYABLE BY BORROWER TO BANK ON DEMAND AND SHALL BEAR INTEREST AT THE INTEREST RATE AND IF NOT PAID WITHIN TEN
         (10) DAYS AFTER DEMAND THEREFOR, SHALL BEAR INTEREST AT THE DEFAULT
         RATE.

         (h) Section 6.2(c)(vi) is hereby redesignated as Section 6.2(c)(viii) and a new Section 6.2(c)(vi) is hereby added to the Existing Loan Agreement as follows:

         SECTION 6.2(c)(vi) MONTHLY REPORTS. WITHIN FIFTEEN (15) CALENDAR DAYS AFTER THE END OF EACH CALENDAR MONTH, BORROWER WILL DELIVER TO BANK:
         (i) A SCHEDULE OF BORROWER'S ACCOUNTS, IDENTIFYING ALL ACCOUNTS AND THE AGING THEREOF BY SUMMARY OF EACH CUSTOMER OWED TO OR BY BORROWER, AND
         (ii) A BORROWING BASE CERTIFICATE IN THE FORM REQUIRED PURSUANT TO
         SECTION 6.2(c)(vii), ALL CERTIFIED AS TO ACCURACY BY THE CHIEF FINANCIAL OFFICER OR CORPORATE CONTROLLER OF BORROWER, TOGETHER WITH ALL INFORMATION IN BORROWER'S POSSESSION OR CONTROL REASONABLY REQUESTED BY THE BANK WITH RESPECT TO ANY ACCOUNT DEBTOR TO THE EXTENT BORROWER SHALL BE PERMITTED TO DELIVER SUCH INFORMATION IN ACCORDANCE WITH APPLICABLE LAW.

         (i) A new Section 6.2(c)(vii) is hereby added to the Existing Loan Agreement as follows:

         6.2(c)(vii) BORROWING BASE CERTIFICATE. UPON THE REQUEST OF BANK FROM TIME TO TIME, BUT IN NO EVENT LESS OFTEN THAN WITHIN FIFTEEN (15) CALENDAR DAYS AFTER THE END OF EACH MONTH, A "BORROWING BASE CERTIFICATE" PREPARED BY BORROWER'S CHIEF FINANCIAL OFFICER OR CORPORATE CONTROLLER, SETTING FORTH IN FORM AND DETAIL REASONABLY ACCEPTABLE TO BANK, AND ON BANK'S STANDARD FORM, A CALCULATION OF LOAN AVAILABILITY AND A SCHEDULE OF ELIGIBLE ACCOUNTS; PROVIDED, HOWEVER, IN THE EVENT THAT ANY REQUEST FOR AN ADVANCE WOULD RESULT IN THE OUTSTANDING PRINCIPAL BALANCE OF THE REVOLVING LOANS BEING IN EXCESS OF THE MAXIMUM PRINCIPAL AMOUNT AS SET FORTH ON THE MOST RECENTLY SUBMITTED BORROWING BASE CERTIFICATE, BORROWER SHALL DELIVER TO BANK A BORROWING BASE CERTIFICATE SHOWING THE COMPUTATIONS SUPPORTING THE CALCULATION OF MAXIMUM PRINCIPAL AMOUNT AS OF THE DATE OF SUCH REQUEST FOR AN ADVANCE.

         (n) Borrower and Bank hereby acknowledge that the Revolving B Loan is paid in full, that Bank has no further commitment to fund Revolving B Loan, and all references to Revolving B Loan in the Existing Loan Agreement are hereby deleted.

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         3. Waiver. Bank hereby waives the Existing Defaults. Borrower and Bank hereby agree that the foregoing waiver of the Existing Defaults shall in no way be deemed to be a waiver or forbearance of any other default, any other Event of Default or any Unmatured Default, whether now existing or hereafter arising, under the Existing Loan Agreement or any other Loan Document.

         4. Effectiveness; Security Agreement. This Amendment shall be effective upon the delivery to Bank of each of the following: (i) a fully-executed Amendment, (ii) a fully-executed Security Agreement in form and substance acceptable to Bank (the "SECURITY AGREEMENT"), (iii) UCC Financing Statements, each in form and substance satisfactory to Bank, and (iv) a copy, certified by the secretary of the Borrower, of the resolutions of Borrower's board of directors authorizing this Amendment, the Security Agreement and the consummation of the transactions contemplated hereby and thereby..

         5. Expenses. Upon demand by Bank therefor, Borrower shall reimburse Bank for all reasonable Costs, fees and expenses incurred by Bank or for which Bank becomes obligated, in connection with the negotiation, preparation and conclusion of this Amendment, including without limitation, reasonable attorney's fees, costs and expenses, lien search fees, costs and expenses, filing and recording fees and all taxes payable in connection with this Amendment.

         6. Waiver of Claims. Borrower hereby acknowledges, agrees and affirms that it possesses no claims, defenses, offsets, recoupment or counterclaims of any kind or nature against or with respect to the enforcement of the Loan Agreement or any other Loan Document or any amendments thereto (collectively, the "CLAIMS"), nor does Borrower now have knowledge of any facts that would or might give rise to any Claims. If facts now exist which would or could give rise to any Claim against or with respect to the enforcement of the Loan Agreement or any other Loan Document, as amended by the amendments thereto, Borrower hereby unconditionally, irrevocably and unequivocally waives and fully releases any and all such Claims as if such Claims were the subject of a lawsuit, adjudicated to final judgment from which no appeal could be taken and therein dismissed with prejudice.

         7. Amendment. The Loan Documents and all rights and powers created thereby and thereunder are in all respects ratified and confirmed and shall remain in full force and effect, except as expressly modified hereby. From and after the date hereof, (a) the Existing Loan Agreement shall be deemed to be amended and modified as herein provided, but, except as so amended and modified, the Existing Loan Agreement and this Amendment shall be read, taken and construed as one and the same instrument and (b) the term "LOAN AGREEMENT" and all references to amendments thereof as used in the Loan Documents shall mean the Existing Loan Agreement as amended hereby.

         8. Jurisdictions. THIS AMENDMENT HAS BEEN DELIVERED FOR ACCEPTANCE BY BANK IN CHICAGO, ILLINOIS AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAW PROVISIONS) OF THE STATE OF ILLINOIS.

BORROWER HEREBY (i) IRREVOCABLY SUBMITS, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN CHICAGO, ILLINOIS, OVER ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY MATTER ARISING FROM OR RELATED TO THIS AMENDMENT; (ii) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT BORROWER MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT; (iii) AGREES THAT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW; AND (iv) TO THE EXTENT PERMITTED BY APPLICABLE LAW, BORROWER AGREES NOT TO INSTITUTE ANY LEGAL ACTION OR PROCEEDING AGAINST BANK OR ANY OF BANK'S DIRECTORS, OFFICERS, EMPLOYEES, AGENTS OR PROPERTY, CONCERNING ANY MATTER ARISING OUT OF OR RELATING TO THIS AMENDMENT IN ANY COURT OTHER THAN ANY STATE OR FEDERAL COURT LOCATED IN COOK COUNTY, ILLINOIS. NOTHING IN THIS SECTION SHALL AFFECT OR IMPAIR BANK'S RIGHT TO SERVE LEGAL PROCESS IN ANY MANNER PERMITTED BY LAW OR BANK'S RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST BORROWER OR BORROWER'S PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION.

         9. Trial by Jury. TO THE EXTENT PERMITTED BY LAW, BORROWER AND BANK EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AMENDMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY IN CONNECTION HEREWITH. BORROWER HEREBY EXPRESSLY ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT FOR BANK TO MAKE THE LOANS.

         10. Representations. This Amendment shall be binding upon and inure to the benefit of the parties hereby and their respective successors and assigns. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank that:

             (a) the execution and delivery of this Amendment, and the performance by Borrower of its obligations under this Amendment and the other Loan Documents as amended, are within Borrower's corporate powers, have been duly authorized by all necessary corporate action, have received all necessary governmental approval (if any shall be required) and do not and will not contravene or conflict with any provisions of law or the Articles of Incorporation or By-Laws of Borrower or of any other agreement binding upon Borrower;

             (b) this Amendment, and each other instrument executed by Borrower concurrently herewith, is the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with their respective terms, except as enforcement thereof may be subject to the effect of applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and to the general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law);

             (c) all of the representations and warranties of Borrower made in the Loan Documents are true and correct as of the date hereof, except where such representation or warranty specifically relates to an earlier date;

             (d) as of the date hereof no Event of Default or Unmatured Default under the Loan Documents exists; and

             (e) this Amendment, the Existing Credit Agreement and each and every Other Agreement shall be a "credit agreement" under the Illinois Credit Agreements Act, 815 ILCS 160/1 et.seq. (the "Act"), the Act applies to this transaction and any action on or in any way related to each and every Loan Document shall be governed by the Act.

               THE REST OF THIS PAGE IS INTENTIONALLY LEFT BLANK.

         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Amended and Restated Loan Agreement dated for reference purposes only as of May 31, 2002.


                                     SPSS INC.


                                     By:  /s/ Robert Brinkmann
                                        --------------------------------------
                                     Title:  Assistant Secretary and Treasurer
                                           -----------------------------------

                                     AMERICAN NATIONAL BANK AND TRUST COMPANY OF
                                     CHICAGO


                                     By:  /s/ Erik Langeland
                                        --------------------------------------
                                     Title:  Commercial Banking Officer
                                           -----------------------------------